Exhibit 10.247
Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
FOURTH AMENDMENT
TO
VEHICLE RENTAL SUPPLY AGREEMENT

This FOURTH AMENDMENT (the “Fourth Amendment”) to Vehicle Rental Supply Agreement effective March 5, 2008 (the “Original Agreement”), as previously amended by that First Amendment to Vehicle Rental Supply Agreement effective April 1, 2009 (the “First Amendment”), that Second Amendment to Vehicle Rental Supply Agreement effective July 10, 2009 (the “Second Amendment”), and that Third Amendment to Vehicle Rental Supply Agreement dated June 16, 2011 (the “Third Amendment”), by and between Expedia, Inc., a Washington corporation, individually and as agent for Travelscape, LLC, a Nevada limited liability company dba Expedia Travel, and Carrentals LLC, a Delaware limited liability company (“Carrentals”), and Dollar Thrifty Automotive Group, Inc., a Delaware corporation, for itself and on behalf of its subsidiaries, Affiliates and licensees (collectively, “Supplier”), is entered into as of August 1, 2011 (“Fourth Amendment Effective Date”).  Together, this Fourth Amendment, the Original Agreement, First Amendment, Second Amendment, and Third Amendment shall be known as the “Agreement.”

RECITALS

WHEREAS, EI (as defined below) and Supplier are parties to the Agreement, which sets forth the terms and conditions for information and reservations services for Supplier’s car rentals to be made available through the Booking Channels; and

WHEREAS, EI (as defined below) and Supplier desire to make Supplier brands Dollar and Thrifty available via the Opaque Method (as defined below) through the Hotwire Opaque Booking Channels (as defined below) as set forth herein.

NOW, THEREFORE, the parties hereby agree as follows:

AGREEMENT

1.
Parties:  The Agreement shall include Hotwire, Inc., a Delaware corporation (“Hotwire”), as a party to the Agreement.  Expedia, Inc., Travelscape, LLC, Carrentals LLC, and Hotwire, Inc. shall be collectively referred to in the Agreement as “EI” or “Expedia".

2.	The following language shall be added as new sections in Section 1 Compensation of the Agreement:

1.7	Opaque Terms and Conditions.

1.7.1	[***]

1.7.2
Rental Car Reservation Restrictions.  All Opaque Car Rental Inventory made available through the Hotwire Opaque Booking Channels pursuant to the Opaque Business Model shall be subject to the following restrictions (the “Restrictions”):

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

1.7.3

1.7.3.1	Supplier may, but will not be required to, grant mileage/affinity points.
1.7.3.2	Supplier may not charge Customers for mileage on any rental car reservation.
1.7.3.3	Customers shall be treated on an equal basis as other Customers of such Supplier Opaque Location, including, without limitation, for overbookings.
1.7.3.4	Customers will pay a price determined by EI or an EI Affiliate, as applicable.
1.7.3.5	Supplier must accept debit cards as a valid form of deposit and may not impose debit card deposit related restrictions, other than restrictions imposed on non-opaque sales.
1.7.3.6	Supplier may not impose car type restrictions, other than restrictions imposed on non-opaque sales.
1.7.3.7
Supplier may not impose rental requirements upon Customers other than the requirement of a valid driver’s license, a valid credit or debit card, age-related restrictions, and Supplier’s “Do Not Rent List.”

1.7.3.8	Rental car reservations will be non-cancelable.
1.7.3.9	Prior to receiving any information about any of the Opaque Characteristics, Customers must agree to:
1.7.3.9.1	Accept the Restrictions and any other rules or conditions established by EI or an EI Affiliate, as applicable.
1.7.3.9.2	Accept any available rental car reservation at any Supplier Opaque Location meeting Customer’s Criteria.
1.7.3.9.3
Pay for the rental car reservation with a major credit, charge or debit card at the time of booking, subject to the Supplier Opaque Location’s posted limitation on cancellations and changes.  Customers shall be informed at the time of reservation, in addition to all of the disclaimers and notices required by law, that Supplier will require from the Customer a credit card or other acceptable form of payment that is consistent with applicable law and the applicable credit or debit card regulations.  The additional form of payment will be used to purchase any additional products selected at the counter, to purchase rental term extensions from Supplier, and to clear other charges as set forth in the applicable rental agreement between the Customer and Supplier.

1.7.3.10	Customers may only specify the following criteria (the “Criteria”):
1.7.3.10.1	Date(s) of rental period
1.7.3.10.2	City
1.7.3.10.3	Neighborhood (e.g. “downtown” vs. “near airport”)
1.7.3.10.4	Class of rental car
1.7.3.10.5	Devices customarily available for disabled drivers (e.g. hand controls)

1.7.4	Opaque Sales.

1.7.4.1
Upon a Customer’s irrevocable acceptance of an opaque rental car reservation, Hotwire shall immediately charge the Customer’s credit, charge or debit card for the full price (including applicable Taxes and Fees (as defined in Section 23 of Exhibit B) of the rental car reservation.

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Dollar Thrifty Automotive Group, Inc.

1.7.4.2
Hotwire shall have the right to set the actual booking price of any Opaque Booking in its sole discretion.  Hotwire shall remit the base rate plus any applicable Taxes and Fees (as provided by Supplier through the reservation system) for all Opaque Bookings booked within a seven-day period beginning on a Monday and ending on the following Sunday (a “Remittance Period”) minus any applicable Opaque Override Fees as described in Section 1.7.5 below (an “Opaque Payment”), within fourteen (14) days after the applicable Remittance Period.  Hotwire shall be the merchant of record and shall pay all associated merchant credit, charge or debit card fees associated with any Opaque Booking.  EI or its Affiliates shall bear the risk of credit, charge or debit card collection, including all disputed charges.

1.7.4.3
After the completion of an Opaque Booking, Hotwire shall promptly forward to Supplier information regarding such booking confirming the Available Car(s) booked, the dates of rental covered by such booking and the net rate paid by Hotwire to Supplier.  In addition, Hotwire shall provide the Customer with a confirmation number of the booking.  At pick-up, drop-off and in the event a Customer requests a separate receipt for an Opaque Booking, the receipt issued by Supplier shall reflect only the incidental charges paid by the Customer and not the net rate or associated taxes.  The rate paid by Hotwire to Supplier shall not be revealed to the Customer.

1.7.5	Reservation Allocation Methodology.

1.7.5.1	Opaque Bookings made by Customers shall be allocated by Hotwire to the lowest-priced Available Car within Hotwire’s inventory that fits such Customer’s Criteria.

1.7.5.2
Notwithstanding Section 1.7.4.1 above, in the event two (2) or more participating rental car suppliers offer Available Cars to Hotwire that meet a Customer’s Criteria at daily rates that are the same, which shall be determined solely by Hotwire, the Opaque Booking shall be allocated based on an allocation algorithm to be determined by Hotwire (the “Allocation Algorithm”).  The Allocation Algorithm shall have at least two (2) components: (1) the price at which such Available Car is being offered to Hotwire; and (2) a random factor.  Hotwire reserves the right, in its sole discretion and without prior notice, to modify the Allocation Algorithm but shall promptly notify Supplier following such modification, and shall not purposely or knowingly create, or purposely allow any condition that has the effect of creating, a bias against Supplier in the Allocation Algorithm.

1.7.6	Opaque Override. Supplier shall pay Hotwire the following override fees (the “Opaque Override Fees”):

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Within five (5) days of the end of each calendar month, Hotwire shall forward to Supplier a report indicating the Opaque Revenue collected for Supplier’s Opaque Bookings during such calendar month.  Any Opaque Override Fees due to Hotwire shall automatically be deducted from the Opaque Payment as described in Section 1.7.3.2 above.  In the event there is a surplus of Opaque Override Fees, at Hotwire’s option  Supplier shall either (a) pay Hotwire the surplus amount of Opaque Override Fees within fourteen (14) days of its receipt of the aforementioned report, or (b) Hotwire shall deduct the surplus amount from the following Opaque Payment.  For purposes of clarity, Opaque Bookings and Opaque Revenue count toward the Opaque Override Fees and not the Agency Override Fees.

1.7.7	Cancellation; No Show.

1.7.7.1
Cancellation.  If a Customer calls Hotwire’s customer care center and cancels an Opaque Booking, it shall be permitted to issue a cancellation in the special circumstances described in Exhibit J, attached hereto and incorporated herein by reference. No reservation may be cancelled beyond the stated reservation pick up date.  Hotwire shall promptly notify Supplier of any cancellation.  In such event, Supplier may release the reservation for re-sale and shall refund to Hotwire all payments received from Hotwire related to the reservation.  Supplier shall not refund a Customer directly for amounts paid to Supplier by Hotwire for a reservation.  Notwithstanding the foregoing, Supplier may refund a Customer for amounts paid by Customer directly to Supplier, including but not limited to for additional products or services purchased.

1.7.7.2
No Show.  All Opaque Bookings shall be honored by Supplier for at least twenty-four (24) hours from the scheduled time of pick-up.  In the event that a Customer does not, after making an Opaque Booking, pick up the rental car (a “no-show”), the Supplier shall retain all amounts it received (or is entitled to receive) and Hotwire shall retain all amounts it received (or is entitled to receive) with respect to that Opaque Booking.

3.	Sections 2.1, 2.2 and 2.3 shall be amended and restated as follows:

2.1  [***]

2.2  [***]

2.3  [***]

4.	The following language shall be added as new Section 2.7:

2.7  [***]

5.	The following language shall be added as new definitions in Exhibit A Definitions of the Agreement:

“Available Car” means any Supplier vehicle made available from time to time to an entity for possible reservation by or through an entity to Customers.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

“Customer” means any person, entity or organization, whether or not such person, entity or organization completes a rental car reservation, receiving (other than through General Advertising) any information from any entity relating to Car Rental Inventory through the Booking Channels.

“General Advertising” means general advertising to the public that does not disclose and does not allow a Customer to determine the Opaque Characteristics of any rental car reservation that is currently available.

“Hotwire Opaque Booking Channels” means any of the IATA numbers set forth on Exhibit L, as amended from time to time in Expedia’s reasonable discretion, upon not less than thirty (30) days prior written notice to Supplier.

“Opaque Booking” means any booking of a rental car reservation booked through the Opaque Business Model.

“Opaque Business Model” means making Car Rental Inventory (as defined herein) available, or providing information directly or indirectly (other than through general advertising) related to the availability of Car Rental Inventory in a manner that prevents, until after the Payment Time, a Customer from determining through information made available by such business one or more of the Opaque Characteristics of any specific Available Car or rental car reservation that is currently available.

“Opaque Car Rental Inventory” means any Car Rental Inventory made available through the Opaque Business Model where a fixed non-commissionable net rate (as set by Supplier) is paid to Supplier regardless of the actual booking price paid to Hotwire by a Customer.

“Opaque Characteristics” means, with respect to any rental car reservation, the identity, brand or flag affiliation of the Supplier Opaque Location that will provide such rental car reservation, provided that the Criteria (as defined in Section 1.7.2.1) shall not be considered Opaque Characteristics.

“Opaque Revenue” means all revenue received by Supplier in connection with Opaque Bookings made through the Hotwire Opaque Booking Channels, less:  (1) applicable Taxes and Fees, as defined in Exhibit B, and (2) the cost of optional insurance products, fuel charges, optional upgrades, infant seats, GPS rentals or other optional items or services which are sold or rented at the rental counter.

“Payment Time” means the time at which a Customer’s credit, charge or debit card has been charged for the price of a rental car reservation.

“Supplier Opaque Locations” means the Supplier Locations set forth on Exhibit K, as mutually amended from time to time in writing.

6.	The following definition in Exhibit A Definitions of the Agreement shall be amended and restated in its entirety as follows:

“Booking Channels” means all of the Expedia Booking Channels, the Canada Booking Channels, the Hotwire Booking Channels, the ECT Booking Channels, the Carrentals Booking Channels  and the Hotwire Opaque Booking Channels.

“Supplier Agency Revenue” means total time and mileage revenue arising out of all completed vehicle rentals arising from bookings made through the Booking Channels, less: (1) applicable Taxes and Fees, as defined in Exhibit B, (2) the cost of optional insurance products, fuel charges, optional upgrades, infant seats, GPS rentals or other optional items or services which are sold or rented at the rental counter; and (3) the total time and mileage revenue arising out of all completed vehicle rentals arising from bookings made through ECT Booking Channels pursuant to the negotiated programs listed on Exhibit G, attached hereto.  Merchant Booking Revenue and Opaque Revenue shall not be considered Supplier Agency Revenue.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

7.
Except as expressly amended by this Fourth Amendment, the Agreement shall remain in full force and effect.  Capitalized terms not defined in this Fourth Amendment are defined in the Agreement.  All signed copies of this Fourth Amendment shall be deemed originals. All terms and conditions set forth in the Agreement and not explicitly amended, modified, or deleted herein shall remain in full force and effect.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment effective as of the Fourth Amendment Effective Date set forth above.

Expedia, Inc., individually and on behalf of Travelscape, LLC (s) Glenn Wallace Name: Glenn Wallace Title: VP, Transport Strategy Date: 30, August 2011	Dollar Thrifty Automotive Group, Inc. (s) Charles A. Coniglio Name: Charles A. Coniglio Title: Vice President Date: 8/30/2011
Carrentals LLC (s) Glenn Wallace Name: Glenn Wallace Title: VP, Transport Strategy Date: 30, August 2011
Hotwire, Inc. (s) Glenn Wallace Name: Glenn Wallace Title: VP, Transport Strategy Date: 30, August 2011

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

EXHIBIT J
REFUNDS UNDER SPECIAL CIRCUMSTANCES

Supplier will authorize refunds under certain special circumstances for Opaque Bookings.  If a refund is approved for one of the below reasons, Hotwire will refund the Customer affected by the circumstance, as well as any/all other Customers included in the reservation.

Reason	Considerations to Determine Legitimacy	Documents Required from Customer	Verification by CSR	Service Recovery (given legitimacy)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]	[***]	[***]	[***]	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT K
SUPPLIER OPAQUE LOCATIONS

[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT L
HOTWIRE OPAQUE BOOKING CHANNELS

•	For purposes of this Agreement, this Agreement includes car reservations booked under the following IATA numbers:

o	[***]

Any third party that facilitates the booking of car rentals through Expedia and those IATA numbers specified above.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY “***” HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.